UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

____________________________________________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

____________________________________________________________

Date of Report (Date of earliest event reported): August 13, 2013

JUHL ENERGY, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-54080	20-4947667
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

1502 17th Street SE
Pipestone, MN 56164	56164
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (507) 777-4310

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 DFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

CURRENT REPORT ON FORM 8-K

JUHL ENERGY, INC.

August 13, 2013

Item 5.07     Submission of Matters to a Vote of Security Holders

On August 13, 2013, Juhl Energy, Inc. (the “Company”) held the Company’s 2013 Annual Meeting of Shareholders (the “Annual Meeting”). At the Annual Meeting, the stockholders reelected Edward C. Hurley as a Class I Director of the Company to serve until 2016.

The stockholders also ratified the appointment of Boulay, Heutmaker, Zibell & Co., P.L.L.P. as the Company’s independent auditors for the fiscal year ending December 31, 2013.

The voting at the annual meeting was as follows:

1.	Election of Directors

Class I Nominee	For	Abstain
Edward C. Hurley	17,679,667	0

2.	Ratification of Boulay, Heutmaker, Zibell & Co., P.L.L.P. as the Company’s Independent Auditors

For	Against	Abstain
17,694,017	0	0

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: August 13, 2013	JUHL ENERGY, INC.

By: /s/ John Mitola
John Mitola
President

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